N / E / W / S R / E / L / E / A / S / E

January 26, 2017

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD FOURTH QUARTER AND FULL YEAR 2016 RESULTS

First Merchants Corporation (NASDAQ - FRME) reported record 4th quarter 2016 net income of $22.3 million, compared to $14.2 million during the 4th quarter of 2015. Earnings per share for the period totaled a record $.55 per share, an increase of $.18 per share, or 48.6 percent, over the same period in 2015.

Year-to-date net income totaled a record $81.1 million, compared to $65.4 million during the same period in 2015. Earnings per share for the full year of 2016 totaled a record $1.98 per share, an increase of $.26 per share, or 15.1 percent over the same period in 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants’ 2016 results included record performance throughout nearly every category of the balance sheet and income statement which resulted in successful achievement of our year’s high performance targets. Crisp execution, the economic and interest rate outlook, combined with our recently announced Columbus, Ohio expansion, position us to deliver sustained value through 2017 and beyond.”

Total assets and total loans reached new heights totaling $7.2 billion and $5.1 billion, respectively, as of December 31, 2016; compared to $6.8 billion and $4.7 billion, as of year-end 2015. The organic growth equaled $451 million, or 6.7 percent in total assets and $446 million, or 9.5 percent in total loans. Total deposits also increased during the year by $267 million, or 5 percent totaling $5.6 billion and tangible common equity increased to record levels totaling $643 million and $15.85 per share.

Net-interest income totaled a record $226.5 million for the full year of 2016, an increase of $30.1 million over the $196.4 million total from 2015. The increase can be attributed to several factors including the closing of our Ameriana Bancorp acquisition on December 31, 2015, organic earning asset growth and the expansion of our net-interest margin of 9 basis points. Net-interest margin for 2016 totaled 3.89 percent as yields on earning assets totaled 4.32 percent and the cost of supporting liabilities totaled .43 percent. When adjusted for fair value accretion, net-interest margin totaled 3.69 percent for the year, 4 basis points more than the full year 2015 of 3.65.

Non-interest income totaled $65.2 million for the full year of 2016. When normalized for insurance commission income, the gains on the sale of First Merchants Insurance Group, the cancellation of trust preferred debt, and sales of securities, non-interest income increased by 15.1 percent.

Non-interest expense totaled $177.4 million for the full year 2016, an increase of $2.6 million or 1.5 percent from 2015. The increase includes a full year of expenses from our 2015 acquisitions, off-set by the elimination of operating expenses related to the First Merchants Insurance Group.

The Corporation’s provision expense totaled $5.7 million during the full year 2016 as net charge-offs totaled $2.1 million resulting in growth in the allowance for loan losses of $3.6 million to cover loan growth during the year. Non-accrual loans now total $30.0 million, down from the 2015 total of $31.4 million. The allowance for loan losses increased $4 million and now totals $66 million. The allowance is 1.28 percent of total loans and 1.47 percent of non-purchased loans.

As of December 31, 2016, the Corporation’s total risk-based capital ratio equaled 14.21 percent, common equity tier 1 capital ratio equaled 11.10 percent and the tangible common equity ratio totaled 9.24 percent.

The previous reference to our expansion in Columbus, Ohio relates to our proposed merger with The Arlington Bank which was announced in an 8-K filed yesterday, January 25, 2017.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 26, 2017.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until February 26, 2017. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10098245.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme170126.html during the time of the call. A replay of the web cast will be available until January 26, 2018.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, which also operates as Lafayette Bank & Trust, and First Merchants Private Wealth Advisors which operates as a division of First Merchants Bank.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2016	2015
ASSETS
Cash and cash equivalents	$127,927	$102,170
Interest-bearing time deposits	24,459	32,315
Investment securities	1,304,505	1,276,999
Loans held for sale	2,929	9,894
Loans	5,139,645	4,693,822
Less: Allowance for loan losses	(66,037)	(62,453)
Net loans	5,073,608	4,631,369
Premises and equipment	94,432	97,648
Federal Reserve and Federal Home Loan Bank stock	17,964	37,633
Interest receivable	26,194	24,415
Core deposit intangibles and goodwill	258,866	259,764
Cash surrender value of life insurance	201,671	200,539
Other real estate owned	8,966	17,257
Tax asset, deferred and receivable	39,384	46,977
Other assets	30,706	24,023
TOTAL ASSETS	$7,211,611	$6,761,003
LIABILITIES
Deposits:
Noninterest-bearing	$1,348,267	$1,266,027
Interest-bearing	4,208,231	4,023,620
Total Deposits	5,556,498	5,289,647
Borrowings:
Federal funds purchased	120,349	49,721
Securities sold under repurchase agreements	146,480	155,325
Federal Home Loan Bank advances	298,923	235,652
Subordinated debentures and term loans	128,445	127,846
Total Borrowings	694,197	568,544
Interest payable	3,110	3,092
Other liabilities	56,149	49,211
Total Liabilities	6,309,954	5,910,494
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 40,912,697 and 40,664,259 shares	5,114	5,083
Additional paid-in capital	509,018	504,530
Retained earnings	400,981	342,133
Accumulated other comprehensive loss	(13,581)	(1,362)
Total Stockholders' Equity	901,657	850,509
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,211,611	$6,761,003

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2016	2015	2016	2015
INTEREST INCOME
Loans receivable:
Taxable	$53,895	$45,897	$210,302	$180,805
Tax-exempt	2,096	1,285	6,525	3,459
Investment securities:
Taxable	3,893	4,363	16,415	17,885
Tax-exempt	4,862	4,444	18,622	16,922
Deposits with financial institutions	67	67	350	160
Federal Reserve and Federal Home Loan Bank stock	192	458	1,098	1,967
Total Interest Income	65,005	56,514	253,312	221,198
INTEREST EXPENSE
Deposits	3,886	3,938	15,914	14,855
Federal funds purchased	40	5	102	74
Securities sold under repurchase agreements	91	104	374	368
Federal Home Loan Bank advances	797	728	3,264	2,836
Subordinated debentures and term loans	1,817	1,665	7,185	6,661
Total Interest Expense	6,631	6,440	26,839	24,794
NET INTEREST INCOME	58,374	50,074	226,473	196,404
Provision for loan losses	2,417		5,657	417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,957	50,074	220,816	195,987
OTHER INCOME
Service charges on deposit accounts	4,534	4,118	17,762	16,201
Fiduciary activities	2,500	2,138	9,818	9,196
Other customer fees	4,784	4,534	19,315	16,959
Commission income				4,147
Earnings on cash surrender value of life insurance	886	822	4,273	2,919
Net gains and fees on sales of loans	1,886	1,308	7,052	6,483
Net realized gains on sales of available for sale securities	847	623	3,389	2,670
Gain on sale of insurance subsidiary				8,265
Other income	683	488	3,594	3,028
Total Other Income	16,120	14,031	65,203	69,868
OTHER EXPENSES
Salaries and employee benefits	22,994	25,796	102,552	101,908
Net occupancy	4,568	3,649	16,997	14,668
Equipment	3,069	2,683	12,497	10,787
Marketing	790	915	3,008	3,493
Outside data processing fees	2,672	1,632	9,148	7,109
Printing and office supplies	301	343	1,348	1,353
Core deposit amortization	977	692	3,910	2,835
FDIC assessments	550	939	3,036	3,655
Other real estate owned and foreclosure expenses	574	1,040	2,877	3,956
Professional and other outside services	1,634	3,544	6,516	9,855
Other expenses	3,805	4,277	15,470	15,187
Total Other Expenses	41,934	45,510	177,359	174,806
INCOME BEFORE INCOME TAX	30,143	18,595	108,660	91,049
Income tax expense	7,850	4,418	27,609	25,665
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$22,293	$14,177	$81,051	$65,384
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.55	$0.37	$1.99	$1.73
Diluted Net Income Available to Common Stockholders	$0.55	$0.37	$1.98	$1.72
Cash Dividends Paid	$0.15	$0.11	$0.54	$0.41
Average Diluted Shares Outstanding (in thousands)	41,124	38,191	41,013	38,088

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
NET CHARGE OFF'S	$(164)	$408	$2,073	$1,928

AVERAGE BALANCES:
Total Assets	$7,086,456	$6,301,222	$6,899,265	$6,085,687
Total Loans	5,008,066	4,351,621	4,814,005	4,179,839
Total Earning Assets	6,367,973	5,678,050	6,180,050	5,464,829
Total Deposits	5,585,468	4,994,624	5,438,217	4,806,503
Total Stockholders' Equity	903,610	774,560	884,664	753,724

FINANCIAL RATIOS:
Return on Average Assets	1.26%	0.90%	1.17%	1.07%
Return on Average Stockholders' Equity	9.87	7.32	9.16	8.67
Return on Average Common Stockholders' Equity	9.87	7.32	9.16	8.68
Average Earning Assets to Average Assets	89.86	90.11	89.58	89.80
Allowance for Loan Losses as % of Total Loans	1.28	1.33	1.28	1.33
Net Charge Off's as % of Average Loans (Annualized)	(0.01)	0.04	0.04	0.05
Average Stockholders' Equity to Average Assets	12.75	12.29	12.82	12.39
Tax Equivalent Yield on Earning Assets	4.32	4.20	4.32	4.25
Cost of Supporting Liabilities	0.42	0.45	0.43	0.45
Net Interest Margin (FTE) on Earning Assets	3.90	3.75	3.89	3.80
Efficiency Ratio	52.18	65.77	56.51	61.19
Tangible Common Book Value Per Share	$15.85	$14.68	$15.85	$14.68

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Non-Accrual Loans	$29,998	$34,105	$33,565	$36,719	$31,389
Renegotiated Loans	4,747	3,940	4,299	1,015	1,923
Non-Performing Loans (NPL)	34,745	38,045	37,864	37,734	33,312
Other Real Estate Owned	8,966	10,242	13,219	15,626	17,257
Non-Performing Assets (NPA)	43,711	48,287	51,083	53,360	50,569
90+ Days Delinquent	112	1,625	362	963	907
NPAs & 90 Day Delinquent	$43,823	$49,912	$51,445	$54,323	$51,476

Loan Loss Reserve	$66,037	$63,456	$62,186	$62,086	$62,453
Quarterly Net Charge-off's	(164)	630	690	917	408
NPAs / Actual Assets %	0.61%	0.69%	0.74%	0.78%	0.75%
NPAs & 90 Day / Actual Assets %	0.61%	0.71%	0.74%	0.80%	0.76%
NPAs / Actual Loans and OREO %	0.85%	0.97%	1.06%	1.13%	1.07%
Loan Loss Reserves / Actual Loans (%)	1.28%	1.28%	1.29%	1.32%	1.33%
Net Charge Off's as % of Average Loans (Annualized)	(0.01)%	0.05%	0.06%	0.08%	0.04%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
ASSETS
Cash and cash equivalents	$127,927	$99,602	$120,471	$85,738	$102,170
Interest-bearing time deposits	24,459	33,803	62,533	77,453	32,315
Investment securities	1,304,505	1,300,428	1,297,801	1,270,777	1,276,999
Loans held for sale	2,929	1,482	18,854	3,628	9,894
Loans	5,139,645	4,973,844	4,791,429	4,709,907	4,693,822
Less: Allowance for loan losses	(66,037)	(63,456)	(62,186)	(62,086)	(62,453)
Net loans	5,073,608	4,910,388	4,729,243	4,647,821	4,631,369
Premises and equipment	94,432	95,540	95,170	96,494	97,648
Federal Reserve and Federal Home Loan Bank stock	17,964	18,044	18,096	37,553	37,633
Interest receivable	26,194	23,652	23,351	22,836	24,415
Core deposit intangibles and goodwill	258,866	259,844	260,821	261,799	259,764
Cash surrender value of life insurance	201,671	201,856	201,417	200,549	200,539
Other real estate owned	8,966	10,242	13,219	15,626	17,257
Tax asset, deferred and receivable	39,384	31,779	32,547	47,982	46,977
Other assets	30,706	35,692	32,895	30,283	24,023
TOTAL ASSETS	$7,211,611	$7,022,352	$6,906,418	$6,798,539	$6,761,003
LIABILITIES
Deposits:
Noninterest-bearing	$1,348,267	$1,307,886	$1,253,747	$1,282,462	$1,266,027
Interest-bearing	4,208,231	4,136,354	4,153,807	4,028,608	4,023,620
Total Deposits	5,556,498	5,444,240	5,407,554	5,311,070	5,289,647
Borrowings:
Federal funds purchased	120,349	58,358	20,000	602	49,721
Securities sold under repurchase agreements	146,480	138,671	140,777	150,134	155,325
Federal Home Loan Bank advances	298,923	297,022	268,579	263,588	235,652
Subordinated debentures and term loans	128,445	128,288	127,678	127,523	127,846
Total Borrowings	694,197	622,339	557,034	541,847	568,544
Interest payable	3,110	3,733	3,051	3,910	3,092
Other liabilities	56,149	51,175	51,229	74,449	49,211
Total Liabilities	6,309,954	6,121,487	6,018,868	5,931,276	5,910,494
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,114	5,100	5,097	5,094	5,083
Additional paid-in capital	509,018	506,848	505,725	504,661	504,530
Retained earnings	400,981	384,868	369,568	355,317	342,133
Accumulated other comprehensive income (loss)	(13,581)	3,924	7,035	2,066	(1,362)
Total Stockholders' Equity	901,657	900,865	887,550	867,263	850,509
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,211,611	$7,022,352	$6,906,418	$6,798,539	$6,761,003

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
INTEREST INCOME
Loans receivable:
Taxable	$53,895	$53,819	$52,099	$50,489	$45,897
Tax-exempt	2,096	1,649	1,465	1,315	1,285
Investment securities:
Taxable	3,893	3,992	4,202	4,328	4,363
Tax-exempt	4,862	4,668	4,583	4,509	4,444
Deposits with financial institutions	67	55	122	106	67
Federal Reserve and Federal Home Loan Bank stock	192	193	233	480	458
Total Interest Income	65,005	64,376	62,704	61,227	56,514
INTEREST EXPENSE
Deposits	3,886	3,926	4,039	4,063	3,938
Federal funds purchased	40	27	7	28	5
Securities sold under repurchase agreements	91	91	92	100	104
Federal Home Loan Bank advances	797	853	818	796	728
Subordinated debentures and term loans	1,817	1,797	1,786	1,785	1,665
Total Interest Expense	6,631	6,694	6,742	6,772	6,440
NET INTEREST INCOME	58,374	57,682	55,962	54,455	50,074
Provision for loan losses	2,417	1,900	790	550
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,957	55,782	55,172	53,905	50,074
OTHER INCOME
Service charges on deposit accounts	4,534	4,667	4,416	4,145	4,118
Fiduciary activities	2,500	2,448	2,376	2,494	2,138
Other customer fees	4,784	4,777	4,695	5,059	4,534
Earnings on cash surrender value of life insurance	886	614	1,297	1,476	822
Net gains and fees on sales of loans	1,886	1,989	1,717	1,460	1,308
Net realized gains on sales of available for sale securities	847	839	706	997	623
Other income	683	1,527	1,178	206	488
Total Other Income	16,120	16,861	16,385	15,837	14,031
OTHER EXPENSES
Salaries and employee benefits	22,994	26,651	25,570	27,337	25,796
Net occupancy	4,568	4,348	4,059	4,022	3,649
Equipment	3,069	2,947	3,243	3,238	2,683
Marketing	790	630	851	737	915
Outside data processing fees	2,672	2,382	2,025	2,069	1,632
Printing and office supplies	301	314	369	364	343
Core deposit amortization	977	978	977	978	692
FDIC assessments	550	534	1,002	950	939
Other real estate owned and foreclosure expenses	574	637	915	751	1,040
Professional and other outside services	1,634	1,242	1,478	2,162	3,544
Other expenses	3,805	3,452	4,346	3,867	4,277
Total Other Expenses	41,934	44,115	44,835	46,475	45,510
INCOME BEFORE INCOME TAX	30,143	28,528	26,722	23,267	18,595
Income tax expense	7,850	7,469	6,716	5,574	4,418
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$22,293	$21,059	$20,006	$17,693	$14,177

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.55	$0.51	$0.50	$0.43	$0.37
Diluted Net Income Available to Common Stockholders	$0.55	$0.51	$0.49	$0.43	$0.37
Cash Dividends Paid	$0.15	$0.14	$0.14	$0.11	$0.11
Average Diluted Shares Outstanding (in thousands)	41,124	41,026	40,969	40,917	38,191
FINANCIAL RATIOS:
Return on Average Assets	1.26%	1.22%	1.17%	1.05%	0.90%
Return on Average Stockholders' Equity	9.87	9.39	9.13	8.21	7.32
Return on Average Common Stockholders' Equity	9.87	9.39	9.14	8.21	7.32
Average Earning Assets to Average Assets	89.86	89.73	89.41	89.28	90.11
Allowance for Loan Losses as % of Total Loans	1.28	1.28	1.29	1.32	1.33
Net Charge Off's as % of Average Loans (Annualized)	(0.01)	0.05	0.06	0.08	0.04
Average Stockholders' Equity to Average Assets	12.75	12.99	12.78	12.78	12.29
Tax Equivalent Yield on Earning Assets	4.32	4.37	4.30	4.28	4.20
Cost of Supporting Liabilities	0.42	0.43	0.44	0.45	0.45
Net Interest Margin (FTE) on Earning Assets	3.90	3.94	3.86	3.83	3.75
Efficiency Ratio	52.18	55.12	57.33	61.78	65.77
Tangible Common Book Value Per Share	$15.85	$15.86	$15.53	$15.02	$14.68

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Commercial and industrial loans	$1,194,646	$1,146,538	$1,084,890	$1,060,559	$1,057,075
Agricultural production financing and other loans to farmers	79,689	93,169	95,131	92,137	97,711
Real estate loans:
Construction	418,703	368,241	352,980	391,621	366,704
Commercial and farmland	1,953,062	1,941,739	1,869,703	1,806,395	1,802,921
Residential	739,169	739,855	758,870	769,592	786,105
Home Equity	418,525	398,837	374,159	353,946	348,613
Individuals' loans for household and other personal expenditures	77,479	76,497	75,205	73,622	74,717
Lease financing receivables, net of unearned income	311	380	388	461	588
Other commercial loans	258,061	208,588	180,103	161,574	159,388
Loans	5,139,645	4,973,844	4,791,429	4,709,907	4,693,822
Allowance for loan losses	(66,037)	(63,456)	(62,186)	(62,086)	(62,453)
NET LOANS	$5,073,608	$4,910,388	$4,729,243	$4,647,821	$4,631,369

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Demand deposits	$2,866,853	$2,745,028	$2,717,500	$2,590,603	$2,576,283
Savings deposits	1,560,752	1,545,372	1,551,210	1,549,304	1,518,722
Certificates and other time deposits of $100,000 or more	276,274	296,838	301,695	304,559	323,698
Other certificates and time deposits	471,247	498,203	517,720	536,120	556,476
Brokered deposits	381,372	358,799	319,429	330,484	314,468
TOTAL DEPOSITS	$5,556,498	$5,444,240	$5,407,554	$5,311,070	$5,289,647

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	December 31, 2016			December 31, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$49,835	$66	0.53%	$94,150	$67	0.28%
Federal Reserve and Federal Home Loan Bank stock	18,041	193	4.28	34,909	458	5.25
Investment Securities: (1)
Taxable	710,902	3,893	2.19	687,265	4,363	2.54
Tax-Exempt (2)	581,129	7,480	5.15	510,105	6,837	5.36
Total Investment Securities	1,292,031	11,373	3.52	1,197,370	11,200	3.74
Loans held for sale	1,611	81	20.11	1,829	93	20.34
Loans: (3)
Commercial	3,655,414	41,830	4.58	3,263,959	36,284	4.45
Real Estate Mortgage	557,259	6,125	4.40	465,097	4,844	4.17
Installment	519,257	5,859	4.51	430,440	4,675	4.34
Tax-Exempt (2)	274,525	3,225	4.70	190,296	1,978	4.16
Total Loans	5,008,066	57,120	4.56	4,351,621	47,874	4.40
Total Earning Assets	6,367,973	68,752	4.32	5,678,050	59,599	4.20
Net unrealized gain on securities available for sale	7,221			9,832
Allowance for loan losses	(63,999)			(63,077)
Cash and cash equivalents	113,414			102,144
Premises and equipment	95,245			83,800
Other assets	566,602			490,473
Total Assets	$7,086,456			$6,301,222
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,524,324	$730	0.19%	$1,205,874	$481	0.16%
Money market deposits	795,045	328	0.17	844,629	463	0.22
Savings deposits	766,232	164	0.09	645,057	191	0.12
Certificates and other time deposits	1,132,962	2,664	0.94	1,089,465	2,803	1.03
Total Interest-bearing Deposits	4,218,563	3,886	0.37	3,785,025	3,938	0.42
Borrowings	531,059	2,745	2.07	488,997	2,502	2.05
Total Interest-bearing Liabilities	4,749,622	6,631	0.56	4,274,022	6,440	0.60
Noninterest-bearing deposits	1,366,905			1,209,599
Other liabilities	66,319			43,041
Total Liabilities	6,182,846			5,526,662
Stockholders' Equity	903,610			774,560
Total Liabilities and Stockholders' Equity	$7,086,456	6,631	0.42	$6,301,222	6,440	0.45
Net Interest Income		$62,121			$53,159
Net Interest Margin			3.90%			3.75%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $3,747 and $3,085 for the three months ended December 31, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Years Ended
	December 31, 2016			December 31, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$69,753	$350	0.50%	$61,373	$160	0.26%
Federal Reserve and Federal Home Loan Bank stock	24,268	1,098	4.52	37,495	1,967	5.25
Investment Securities: (1)
Taxable	721,689	16,415	2.27	703,019	17,885	2.54
Tax-Exempt (2)	550,335	28,649	5.21	483,103	26,034	5.39
Total Investment Securities	1,272,024	45,064	3.54	1,186,122	43,919	3.70
Loans held for sale	4,050	372	9.19	3,725	475	12.75
Loans: (3)
Commercial	3,541,098	162,848	4.60	3,187,239	142,696	4.48
Real Estate Mortgage	566,050	25,156	4.44	457,013	19,457	4.26
Installment	485,111	21,926	4.52	406,163	18,177	4.48
Tax-Exempt (2)	217,696	10,039	4.61	125,699	5,322	4.23
Total Loans	4,814,005	220,341	4.58	4,179,839	186,127	4.45
Total Earning Assets	6,180,050	266,853	4.32%	5,464,829	232,173	4.25%
Net unrealized gain on securities available for sale	9,969			11,800
Allowance for loan losses	(62,976)			(62,975)
Cash and cash equivalents	105,443			98,051
Premises and equipment	96,023			82,710
Other assets	570,756			491,272
Total Assets	$6,899,265			$6,085,687
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,427,535	$2,579	0.18%	$1,109,829	$1,374	0.12%
Money market deposits	825,681	1,705	0.21	840,084	1,768	0.21
Savings deposits	731,902	618	0.08	614,675	672	0.11
Certificates and other time deposits	1,151,700	11,012	0.96	1,121,651	11,041	0.98
Total Interest-bearing Deposits	4,136,818	15,914	0.38	3,686,239	14,855	0.40
Borrowings	512,356	10,925	2.13	480,794	9,939	2.07
Total Interest-bearing Liabilities	4,649,174	26,839	0.58	4,167,033	24,794	0.60
Noninterest-bearing deposits	1,301,399			1,120,264
Other liabilities	64,028			44,666
Total Liabilities	6,014,601			5,331,963
Stockholders' Equity	884,664			753,724
Total Liabilities and Stockholders' Equity	$6,899,265	26,839	0.43	$6,085,687	24,794	0.45
Net Interest Income		$240,014			$207,379
Net Interest Margin			3.89%			3.80%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $13,541 and $10,975 for the years ended December 31, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.